M O N A R C H  F U N D S
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TREASURY CASH FUND
GOVERNMENT CASH FUND
CASH FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                 January 1, 1999
                          as amended October 15, 1999






Monarch Funds is a registered, open-end management investment company. This Statement of Additional Information supplements the Prospectuses (dated January 1, 1999) offering shares of each class of Treasury Cash Fund, Government Cash Fund and Cash Fund, each a portfolio of the Trust, and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained without charge by contacting the Trust at P.O. Box 446, Portland, Maine 04101.


                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
1.       INVESTMENT POLICIES                                              3
2.       INVESTMENT LIMITATIONS                                           7
3.       INVESTMENTS BY FINANCIAL INSTITUTIONS                            8
4.       PERFORMANCE DATA AND ADVERTISING                                10
5.       MANAGEMENT                                                      11
6.       DETERMINATION OF NET ASSET VALUE                                21
7.       PORTFOLIO TRANSACTIONS                                          21
8.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                  22
9.       TAXATION                                                        23
10.      OTHER INFORMATION                                               24
11.      FINANCIAL STATEMENTS                                            26


         APPENDIX A - DESCRIPTION OF CERTAIN SECURITIES RATINGS          A1
         APPENDIX B - PERFORMANCE DATA                                   B1
         APPENDIX C - MISCELLANEOUS TABLES                               C1

DEFINITIONS

As used in this Statement of Additional Information, the following terms shall have the meanings listed:

         "Forum" means Forum Administrative Services, LLC.

         "Adviser" means Forum Investment Advisors, LLC.

         "Board" means the Board of Trustees of the Trust.

         "Core Trust" means Core Trust (Delaware).

         "Core Trust Board" means the Board of Trustees of Core Trust.

         "FSS" means Forum Shareholder Services, LLC.

         "FFS" means Forum Fund Services, LLC.

         "FAcS" means Forum Accounting Services, LLC.

         "Fund" means each of Treasury Cash Fund, Government Cash Fund  and Cash
          Fund.

         "Fund Business Day" shall have the meaning ascribed thereto in the Prospectuses of the Funds.

         "NRSRO" means a nationally recognized statistical rating organization.

         "Portfolio"  means  each  of  Treasury  Cash Portfolio, Government Cash
          Portfolio and Cash Portfolio.

         "SAI" means this Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Trust" means Monarch Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1940 Act" means the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio of Core Trust. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.

Each Fund has an investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. The investment policies of each Fund and its corresponding Portfolio are substantially identical.
Therefore, although this and the following sections discuss the investment policies of the Portfolios (and the responsibilities of the Core Trust Board), it applies equally to the Funds (and the Board).

A Fund might withdraw its investment in a Portfolio if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund.

If other investors redeemed their interest in a Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses.

If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

Following  is  information   pertaining  to  the  investment  policies  of  each
Portfolio, which supplements the investment policy information contained in the Funds' Prospectuses.

FEDERAL HOME LOAN MORTGAGE CORPORATION

The Portfolios currently are prohibited from purchasing any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a Division of The McGraw Hill Companies ("S&P") and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the higher quality ratings assigned to debt securities by several NRSROs is included in Appendix A to this SAI. The Portfolios use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. The Adviser, and in certain cases the Core Trust Board, will consider such an event in determining whether the Portfolio should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to developments and events, so that an issuer's current financial condition may be better or worse than the rating indicates.

SMALL BUSINESS ADMINISTRATION SECURITIES

Each Portfolio may purchase securities issued by the Small Business Administration ("SBA"). SBA securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime rate. SBA securities generally have maturities at issue of up to 25 years. No Portfolio may purchase an SBA Security if, immediately after the purchase, (1) the Portfolio would have more than 15% of its net assets invested in SBA securities, (2) the total unamortized premium on SBA Securities with a premium held by the Portfolio divided by the sum of the par amount of all SBA securities with a premium held by the portfolio would exceed 0.25% of the Portfolios' net assets or (3) the total unamortized discount on SBA Securities with a discount held by the Portfolio divided by the sum of the par amount of all SBA securities with a discount held by the portfolio would exceed 0.25% of the Portfolios' net assets. Premium is the amount above par for which a security is purchased and discount is the amount below par for which a security is purchased.

MORTGAGE BACKED SECURITIES

The Portfolios may purchase adjustable rate mortgage backed or other asset backed securities (such as SBA securities) that are U.S. Government Securities or, in the case of Treasury Cash Portfolio, that are U.S. Treasury Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate U.S. Government Securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

Adjustable rate mortgage backed securities ("MBSs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Government Cash Portfolio and Cash Portfolio will only invest in adjustable rate MBSs that are U.S. Government Securities. MBSs represent an interest in a pool of mortgages made by lenders such as commercial banks, savings associations, mortgage bankers and mortgage brokers and may be issued by governmental or government-related entities or by non-governmental entities such as commercial banks, savings associations, mortgage bankers and other secondary market issuers.

Interests in pools of MBSs differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, MBSs provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of MBSs are caused by prepayments resulting from the sale of the underlying property or the refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, and occur more often during periods of declining interest rates.

Although the rate adjustment feature of MBSs may act as a buffer to reduce sharp changes in the value of MBSs, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on MBSs may lag behind changes in prevailing market interest rates. Also, some MBSs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

During the periods of declining interest rates, income to the Portfolios derived from mortgages which are not prepared will decrease as the coupon rate resets along with the decline in interest rates in contrast to the income on fixed-rate mortgages, which will remain constant. At times, some of the MBSs in which the Portfolios will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolios to suffer a loss equal to the unamortized premium, if any.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Portfolios' investments may lag behind changes in market interest rates. This may result in a slightly lower value until the coupons reset to market rates. Many MBSs in the Portfolios' portfolios will have "caps" that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate debt securities.

The Portfolios may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by MBSs or by pools of conventional mortgages. (See "Investment by Shareholders that are Credit Unions - Government Cash Portfolio and Treasury Cash Portfolio.") CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class I" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid.

Government or private entities may create new types of MBSs in response to changes in the market or changes in government regulation of such securities. As new types of these securities are developed and offered to investors, the Adviser may, consistent with the investment objective and policies of a Portfolio, consider making investments in such new types of securities.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time, a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Failure of an issuer to deliver the security may result in the Portfolio incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio agrees to purchase a security on a when-issued or delayed delivery basis, cash, U.S. Government Securities or other liquid securities will be segregated with a market value at all times at least equal to the amount of the Portfolio's commitment.

ILLIQUID SECURITIES

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purchase means repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

The Core Trust Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determination of liquidity to the Adviser and, with respect to certain types of restricted securities which may be deemed to be illiquid, has adopted guidelines to be followed by the Adviser. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations of the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; (5) whether the security is registered; and (6) if the security is not traded in the United States, whether it can be freely traded in a liquid foreign securities market. The Adviser monitors the liquidity of the securities in each Portfolio's portfolio and reports periodically to the Core Trust Board.

Certificates of deposit and fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated by a Portfolio as illiquid securities if there is no readily available market for the instrument.

REPURCHASE AGREEMENTS

In connection with entering into repurchase agreements , the Portfolios require continual maintenance by the Trust's custodian of the market value of the underlying collateral in amounts equal to, or in excess of, the repurchase price plus the transaction costs (including loss of interest) that the Portfolios could expect repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for the Portfolio's benefit. The Adviser monitors the creditworthiness of its repurchase agreement counterparties and securities borrowers under the Core Trust Board's general supervision and pursuant to procedures adopted by the Core Trust Board.

VARIABLE AND FLOATING RATE SECURITIES

The yield of variable and floating rate securities varies in relation to changes in specific money market rates, such as the Prime rate. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. Accordingly, as interest rates increase or decrease, the capital appreciation or depreciation may be less on these obligations than for fixed rates obligations. To the extent that the Portfolios invest in long-term variable or floating rate securities, the Adviser believes that the Portfolios may be able to take advantage of the higher yield that is usually paid on long-term securities.

Cash Portfolio also may purchase variable and floating rate master notes of corporations, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on two interest rates or indexes, on an interest rate or index that materially lags short-term market rates. All variable and floating rate securities purchased by the Portfolio have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime rate.

INVESTMENT COMPANY SECURITIES

In connection with managing their cash positions, the Portfolios may invest in the securities of other investment companies that are money market funds within the limits proscribed by the 1940 Act. Under normal circumstances, each Portfolio may invest up to 15% of its total assets in money market funds. Each Portfolio only invests in money market funds when it has excess cash and the Adviser believes that the investment is in the best interest of the Portfolio. In addition to a Portfolio's expenses (including the various fees), as a shareholder in another investment company, a Portfolio bears its pro rata portion of the other investment company's expenses (including fees). Those expenses are not part of the Portfolio's (or Fund's) expense ratio, but rather are reflected in the yield of the investment in the money market fund.

ZERO-COUPON SECURITIES

All zero-coupon securities in which the Portfolio invests will have a maturity of less than 13 months.

2.       INVESTMENT LIMITATIONS

The Portfolios have adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Portfolio or (ii) 67% of the interests of the Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Portfolio are present or represented. Each Portfolio may not:

         (1) With respect to 75% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

         (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.

         (3) Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         (4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         (5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

         (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.

         (7) Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

         (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

         (9) With respect to Government Cash Portfolio, purchase or hold any security that (i) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets and (ii) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

The Portfolios have adopted the following nonfundamental investment limitations that may be changed by the Core Trust Board without shareholder approval. Each Portfolio may not:


          (a) With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is otherwise permitted under the 1940 Act.

         (b) Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

         (c) Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

         (d) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

         (e) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation. For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electronic and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

Each Fund has adopted the same fundamental and nonfundamental investment limitations. The Fund's fundamental limitations cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. In addition, the Funds have adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), each Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

3.       INVESTMENTS BY FINANCIAL INSTITUTIONS

INVESTMENT BY SHAREHOLDERS THAT ARE BANKS - GOVERNMENT CASH PORTFOLIO

Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio shares should quality for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Portfolio. Their are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.

Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are United States branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.

Fund shares held by National banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares, and thereafter may be required to review its investment in a Fund for the purpose of verifying compliance with applicable Federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds' investors information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

INVESTMENT BY SHAREHOLDERS THAT ARE CREDIT UNIONS - GOVERNMENT CASH PORTFOLIO AND TREASURY CASH PORTFOLIO

Government Cash Portfolio and Treasury Cash Portfolio limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C.
Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolios limit their investments to U.S. Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by U.S. Government Securities. Certain U.S. Government Securities owned by
Government Cash Portfolio may be mortgage or asset backed , but, no such security will be (1) a stripped mortgage backed security ("SMBS"), (2) a collateralized mortgaged obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that does not meet each of the tests outlined in 12 C.F.R.
Section 703.100(e) or (3) a residual interest in a CMO or REMIC. Each Portfolio also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.100(j)4(e) to the extent otherwise permitted hereunder and in the Prospectus.

INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - GOVERNMENT CASH PORTFOLIO

Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolio limits its investments to investments that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R.
Section  566.1(g)  and as  short-term  liquid  assets  under 12  C.F.R.  Section
566.1(h). These policies may be amended only by approval of the Fund's shareholders and Portfolio's interestholders, as applicable.

4.       PERFORMANCE DATA AND ADVERTISING

For a listing of certain performance data as of August 31, 1998, see Appendix B.

YIELD INFORMATION

Each Fund may provide current annualized and effective annualized yield quotations for each class based on its daily distributions. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by a Fund is historical and is not intended to indicate future returns.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC Financial Data, Inc. or CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes. The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussion of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of a class of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with distributions declared on the original share and distributions  declared  on both the  original  share  and any  such  additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that each Fund's yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Participating Organizations (as that term is used in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the class' net yield to those shareholders. The yields of a class are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate directly to compare a Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining a class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

OTHER PERFORMANCE AND SALES LITERATURE MATTERS

Total returns quoted in sales literature reflect all aspects of a Fund's return, including the effect of reinvesting capital gain distributions. Average annual returns generally are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P   = a  hypothetical  initial  payment  of  $1,000
                  T   = average annual total return
                  n   = number of years
                  ERV = ending  redeemable  value:  ERV  is  the  value,  at the
                        end   of  the  applicable  period,  of  a   hypothetical
                        $1,000 payment made at the beginning of the applicable period.

OTHER ADVERTISING MATTERS

The Funds may advertise other forms of performance. For example, average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

A Fund may also include various information in their advertisements. Information included in the Fund's advertisements may include, but is not limited to (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument or by maturity, (2) descriptions of the portfolio managers of the Funds or the Portfolios and the portfolio management staff of the Adviser or summaries of the views of the portfolio managers with respect to the financial markets, (3) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (4) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account and (5) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

In connection with its advertisements a Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Portfolio's, the Trust's, Core Trust's or any of the Trust's of Core Trust's service provider's policies or business practices.

5.       MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust and their principal occupation during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


Rudolph I. Estrada, Trustee (age 51)


President and Chief Executive Officer of Summit Group, a banking and business consulting company, since 1987. He is Professor (Adjunct) of Finance and Management and Director of the Small Business Institute at California State University; and Director, Pacific Crest Loan & Investment, Augura, California. His address is 625 Fair Oaks Avenue, Suite 101, South Pasadena, California 91030.

Maurice J. DeWald, Trustee (age 59)


Chairman and Chief Executive Officer, Verity Financial Group, Inc. (a financial advisory firm) since May 1991. Mr. DeWald also serves as a director of Tenet Healthcare Corporation, ARV AssistedLiving, Inc.,Dai-Ichi Kangyo Bank and Advanced Materials Group, Inc. of California. His address is 19200 Von Karman Avenue, Suite 400, Irvine, California 92612.


Christine M. McCarthy, Trustee (age 44)



Executive Vice President and Chief Financial Officer, Imperial Bank/Imperial Bancorp since April 1997. Prior thereto, Ms. McCarthy was Executive Vice President of First Interstate Bancorp. Her address is 9920 South LaCienega Boulevard, 14th Floor, Inglewood, California 90301.

John Y. Keffer,* Trustee, Chairman and President (age 57)


President, Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is also a director and/or officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.


Jack J. Singer, Trustee (age 55)


President, Imperial Securities Corp. since November 1992, Senior Vice President, Imperial Bank since November 1987 and Chairman and President of Imperial Asset Management, Inc. since August 1997. His address is 9920 South LaCienega Boulevard, Inglewood, California 90301.


David I. Goldstein, Vice President (age 38)


General Counsel, Forum Financial Group, LLC, with which he has been associated since 1991. Mr. Goldstein also serves as an officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.


Anthony R. Fischer, Jr., Vice President (age 51)

Portfolio Manager, Forum Investment Advisers, LLC, with which he has been associated since 1998. Prior thereto, Mr. Fischer served as President of Linden Asset Management, Inc. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer (age 33)


Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Mr. Hong also serves as an officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.


Dawn L. Taylor, Assistant Treasurer (age 35)


Tax Manager, Forum Financial Group, LLC, with which she has been associated since 1994. Prior thereto, Ms. Taylor was a tax consultant for The New England Mutual Life Insurance Company, Boston, Massachusetts. Ms. Taylor is also an officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.


Beth P. Hanson, Vice President and Assistant Secretary (age 33)

Fund Administration Manager, Forum Financial Group, LLC, with which she has been associated since 1995. Prior thereto, Ms. Hanson was an English language instructor with the Overseas Training Center, Inc. in Osaka, Japan. Her address is Two Portland Square, Portland, Maine 04101.

Leslie K. Klenk, Secretary, (age 35)

Counsel, Forum Financial Group, LLC, with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel at Smith Barney Inc. Ms. Klenk is also an officer of other investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary, (age 32)

Senior Fund Specialist, Forum Financial Group, LLC, with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University Law School and graduated in 1997. Ms. Stutch was a legal intern for the Maine Department of the Attorney General. Ms. Stutch is also an officer of other investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein and Hong, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Trustees and Officers of the Trust" above.

John Y. Keffer*, Chairman and President


Costas Azariadis, Trustee (age 56)


Professor of Economics, University of California, Los Angeles, since July 1992. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.


James C. Cheng, Trustee (age 57)


President of Technology Marketing Associates (a marketing consulting company) since September 1991. His address is 27 Temple Street, Belmont, Massachusetts 02178.


J. Michael Parish, Trustee (age 55)


Partner at the law firm of Reid and Priest, LLP, since 1995. Prior thereto, he was a partner at Winthrop Stimson Putnam & Roberts from 1989-1995. His address is 40 West 57th Street,, New York, New York 10019.


Thomas G. Sheehan, Vice President (age 45)


Managing Director, Forum Financial Group, LLC, with which he has been associated since October, 1993. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer

David I. Goldstein, Vice President and Secretary


Dawn L. Taylor, Assistant Treasurer

Leslie K. Klenk, Assistant Secretary

Don L. Evans, Assistant Secretary (age 51)

Counsel, Forum Financial Group, LLC, with which he has been asssociated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which the Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Heidi A. Hoefler, Assistant Secretary (age 35)

Staff Attorney, Forum Financial Group, LLC, with which she has been associated since January 1998. Prior thereto, Ms. Hoefler attended University of Maine School of Law and graduated in 1997. Ms. Hoefler is also an officer of various registered investment companies for which the Forum Financial Group of Companies provides services. Her address ii Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary

TRUSTEE AND OFFICER COMPENSATION

Each Trustee of the Trust is paid $3,000 ($2,000 prior to September 1, 1998) for each Board meeting attended (whether in person or by electronic communication) and is paid $3,000 (also $2,000 prior to September 1, 1998) for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending meetings of the Board. Since commencement of the Trust's operations, Messrs. Keffer and Singer have not accepted any fees (other than reimbursement for travel and related expenses) for their services as Trustees.

The following table provides the aggregate compensation excluding travel and related expenses, paid to each Trustee for the twelve months ended August 31, 1998. The Trust has not adopted any form of retirement plan covering Trustees or officers.

                                                       Accrued          Annual
                                    Aggregate          Pension       Benefits Upon         Total
       Trustee                    Compensation        Benefits        Retirement       Compensation
       -------                    ------------        --------        ----------       ------------
       Mr. DeWald                    $8,000             None             None             $8,000
       Mr. Estrada                   $8,000             None             None             $8,000
       Mr. Franko                      $0               None             None               $0
       Mr. Keffer                      $0               None             None               $0
       Mr. Singer                      $0               None             None               $0

Each Trustee of Core Trust is paid $1,000 for each meeting of the Core Trust Board attended (whether in person or by electronic communication) plus $100 for each active portfolio of Core Trust and is paid $1000 for each committee meeting attended on a date when the Core Trust Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board. No officer of Core Trust is compensated or reimbursed for expenses by Core Trust. Since commencement of the Trust's operations, Mr. Keffer has not accepted any fees (other than reimbursement for travel and related expenses) for his services as Trustee. The following table provides the aggregate compensation excluding travel and related expenses, paid to each trustee of Core Trust for the twelve months ended August 31, 1998. Core Trust has not adopted any form of retirement plan covering trustees or officers of Core Trust.

                                                       Accrued          Annual
                                    Aggregate          Pension       Benefits Upon         Total
       Trustee                    Compensation        Benefits        Retirement       Compensation
       -------                    ------------        --------        ----------       ------------
       Mr. Azariadis                 $12,100            None             None             $12,100
       Mr. Parish                    $12,100            None             None             $12,100
       Mr. Cheng                     $12,100            None             None             $12,100
       Mr. Keffer                     None              None             None              None

INVESTMENT ADVISER

The Funds do not have an investment adviser. In the event that the Board determines it is in the best interest of a Fund to withdraw its investment from its corresponding Portfolio, the Board will determine whether to invest in a similar portfolio or to directly retain an investment adviser. Shareholder approval of a new investment advisory agreement between the Trust and the Adviser would not be necessary, provided that the agreement is substantially similar to the current Investment Advisory Agreement of Core Trust with respect to the portfolio in which the Fund invests.

The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. The Investment Advisory Agreement between Core Trust and the Adviser will continue in effect only if its continuance is specifically approved at least annually by the Core Trust Board or by vote of the respective Portfolio's shareholders, and in either case, by a majority of the Core Trust trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty by Core Trust with respect to a Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's interestholders or by a vote of a majority of the Core Trust Board, or by the Adviser on 60 days' written notice and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that, with respect to each Portfolio, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of the Adviser's duties, except for willful misfeasance, bad faith or gross negligence in the performance of the Advisor's duties or by reason of reckless disregard of the Adviser's obligations and duties under the Investment Advisory Agreement.

For the services provided by the Adviser, Core Trust pays the Adviser, with respect to each Portfolio, a fee based upon the total average daily net assets of the Portfolios ("Total Portfolio Assets") at an annual rate of 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. These fees are accrued by Core Trust daily with respect to each Portfolio in the proportion that Portfolio's average daily net assets bear to Total Portfolio Assets and are payable monthly in arrears on the first day of each calendar month for services performed under the agreement during the prior calendar month.

The Adviser may carry out any of its obligations under the Investment Advisory Agreement by employing, subject to the supervision of the Core Trust Board, one or more subadvisers who are registered as investment advisers or who are exempt from registration. The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission of any subadviser except with respect to matters as to which the Adviser specifically assumes responsibility in writing. There are currently no investment subadvisory agreements with respect to the Portfolios.

The Adviser was established in 1987 and is indirectly wholly-owned and controlled by John Y. Keffer. In connection with the January 2, 1998 acquisition of Linden Asset Management, Inc., the former investment adviser of each
Portfolio, the Adviser has entered into a consulting agreement with a new company solely owned by Anthony R. Fischer, Jr., former owner, president and sole director of Linden, under which Mr. Fischer continues to provide portfolio management services to the Portfolios under the supervision of the Adviser. Mr. Fischer has over 20 years experience in managing pools of assets. He has managed the Portfolios' (and prior to September 1995, the Funds') assets since October 1992. Prior thereto, he was a Senior Vice President and Treasurer of United California Savings Bank, Santa Ana, California from 1984 to 1989 and, immediately prior thereto, a Manager for five years at PaineWebber Jackson & Curtis, New York, New York.

Table 1 in Appendix C shows the dollar amount of investment advisory fees paid by the Portfolios and the Funds.

ADMINISTRATOR AND DISTRIBUTOR

ADMINISTRATION SERVICES. Forum supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to an Administration Agreement with the Trust. The Administration Agreement will remain in effect for a period of twelve months with respect to a Fund and thereafter is automatically renewed each year for an additional term of one year.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

At the request of the Board, Forum provides persons satisfactory to the Board to serve as officers of the Trust. Similarly, at the request of the Core Trust Board, Forum provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust. Those officers, as well as certain other employees and Trustees of the Trust and Core Trust, may be directors, officers or employees of Forum, the Adviser, FFS or their affiliates.

Table 2 in Appendix C shows the dollar amount of administration fees paid by the Funds. Prior to December 1, 1997, Forum Financial Services, Inc. acted as administrator of the Trust under an agreement substantially identical to the Administration Agreement.

Forum provides substantially similar services to each Portfolio pursuant to an administration agreement with Core Trust. The provisions of that agreement are substantially similar to those of the Trust's Administration Agreement.

Table 2 of Appendix C shows the dollar amount of administration fees paid by the Portfolios. Prior to June 1, 1997, Forum Financial Services, Inc. acted as administrator of Core Trust under an agreement substantially identical to the administration agreement between Core Trust and Forum.

DISTRIBUTION SERVICES. FFS is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds (and each class thereof) pursuant to a Distribution Agreement with the Trust. With respect to each Fund, the Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (1) are not parties to the Distribution Agreement, (2) are not interested persons of any such party or of the Trust and (3) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by FFS are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. FFS receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement except as may be paid with respect to the Investor Class pursuant to that class' distribution plan. Prior to January 1, 1999, Forum Financial Services, Inc. acted as distributor of the Trust under an agreement substantially identical to the Distribution Agreement.

The Distribution Agreement provides that FFS shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of FFS's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFS on 60 days' written notice, and will automatically terminate in the event of its assignment. With respect to any class that has adopted a distribution plan, the Distribution Agreement is also terminable upon similar notice by a majority of the Trustees who (1) are not interested persons of the Trust and (2) have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement ("Qualified Trustees"). The Distribution Agreement will automatically terminate in the event of its assignment.

FFS acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the Portfolios. Prior to January 1, 1999, Forum Financial Services, Inc. acted as placement agent for the Portfolios.

EXPENSES

The Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including the Trust's manager, investment adviser, investment subadviser, custodian, transfer agent and fund accountant; fees of pricing, interest, distribution, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefore; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FFS or their respective affiliates and costs of other personnel (who may be employees of the Adviser, FFS or their respective affiliates) performing services for the Trust; costs of Trustee meetings; SEC registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

Each service provider may elect to waive (or continue to waive) all or a portion of its fees and may reimburse a fund for certain expenses. Any such waivers or reimbursements will have the effect of increasing the Fund's performance for the period during which the waiver or reimbursement is in effect. No fee waivers may be recouped at a later date.

Fund expenses also include the Fund's pro rata portion of expenses of its corresponding Portfolio.

INVESTOR CLASS DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, with respect to the Investor Class of each Fund, the Trust adopted a distribution plan (the "Investor Class Plan") which provides for the payment to FFS of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Investor Class of each Fund as compensation for FFS's services as distributor.

The Investor Class Plan provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Investor Class Plan (as well as the Distribution Agreement) requires the Trust and FFS to prepare and submit to the Board, at least quarterly, and the Board will review, written reports setting forth all amounts expended under the Investor Class Plan and identifying the activities for which those expenditures were made.

The Investor Class Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Investor Class Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Investor Class Plan without shareholder approval and that other material amendments of the Investor Class Plan must be approved by the Qualified Trustees. The Investor Class Plan may be terminated at any time by the Board, by a majority of the Qualified Trustees, or by a Fund's Investor Class shareholders.

Table 3 in Appendix C shows the dollar amount of fees paid under the Investor Class Plan with respect to each Fund.

For the years ended August 31, 1998, 1997 and 1996, all amounts paid to FFS under the Investor Class Plan were paid out to various financial intermediaries not affiliated with FFS for their distribution services.

TRANSFER AGENT

Forum Shareholder Services, LLC ("FSS") acts as transfer agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement is automatically renewed each year for an additional term of one year.

Among the responsibilities of the FSS as transfer agent for the Trust are, with respect to shareholders of record: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

Any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. FSS or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FSS with respect to assets of those customers or clients invested in the Funds. FSS, FFS or sub-transfer agents or processing agents retained by the FSS may be Participating Organizations and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of FSS or FFS.

For its transfer agency services, FSS receives an annual fee from each Fund of 0.05% of each Fund's average daily net assets attributable to Universal Class and 0.20% of each Fund's average daily net assets attributable to Institutional Class and Investor Class. In addition, FSS receives a fee from each Fund of $6,000 per year for each class of shares above one for which there are shares outstanding plus an annual per shareholder account fee of $120 per Universal Class shareholder and $24 per Institutional Shares and Investor Shares shareholder. Table 4 in Appendix C shows the dollar amount of fees paid under the Transfer Agent Agreement with respect to each Fund. Prior to November 1,
1998, Forum Financial Corp. served as transfer agent of the Trust under an agreement substantially identical to the Transfer Agency Agreement.

SHAREHOLDER SERVICE AGREEMENTS


The Trust has adopted a shareholder service agreement ("Shareholder Service Agreement") with respect to the Institutional Class and the Investor Class of each Fund which provides that Forum may obtain the services of financial institutions, including Union Bank of California, N.A. (the Trust's custodian), to act as shareholder servicing agents for their customers invested in those classes.


In adopting the Shareholder Service Agreement, the Trustees considered among other things whether (1) the Shareholder Service Agreement is in the best interests of the applicable classes and their respective shareholders, (2) the services to be performed pursuant to the Shareholder Service Agreement are required for the operation of the applicable classes, (3) the service organizations can provide services at least equal, in nature and quality, to those provided by others, including the Trust, providing similar services, and
(4) the fees for such services are fair and reasonable in light of the usual and customary charges made by other entities, especially non-affiliated entities, for services of the same nature and quality.

The Shareholder Service Agreement provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Shareholder Service Agreement (as well as the various shareholder service agreements) requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board will review written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.

The Shareholder Service Agreement provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Shareholder Service Agreement further provides material amendments of the agreement must be approved by the Qualified Trustees. The Shareholder Service Agreement may be terminated at any time by the Board or by a majority of the Qualified Trustees.

The Trust may enter into shareholder servicing agreements with various Shareholder Servicing Agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

As Participating Organizations, some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Trust's Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some Shareholder Servicing Agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These Shareholder Servicing Agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.

Table 5 in Appendix C shows the dollar amount of fees paid under the Shareholder Service Agreement with respect to Institutional Class and Investor Class of each Fund. Prior to February 1, 1998, the fee payable under the Shareholder Service Agreement was 0.15% of the average net assets of each Fund attributable to Institutional Class and Investor Class.

FUND ACCOUNTANT

FAcS provides accounting services for the Funds and interestholder recordkeeper and accounting services for each Portfolio.

Under its agreement with Core Trust, FAcS prepares and maintains books and records of each Portfolio on behalf of Core Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Portfolio (and each investor therein) and prepares periodic reports to interestholders of the Portfolios and the SEC. For these services and its services as interestholder recordkeeper of the Portfolios, wherein it accounts for the interest of each investor in the Portfolios. FAcS receives from Core Trust with respect to each Portfolio a fee of the lesser of 0.05% of the average daily net assets of each Portfolio or $48,000 plus, for each investor in a Portfolio above one (excluding FFS and its affiliates), $6,000 per year. In addition, FAcS is paid an additional $12,000 per year with respect to Portfolios with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to Core Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and Core Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

The Trust has retained FAcS as fund accountant to each Fund under arrangements and agreements substantially similar to the arrangements and agreements described above with respect to the Portfolios. No fee currently is payable for fund accounting services to the Funds. A fee may be charged, subject to Board approval.

Table 6 in Appendix C shows the dollar amount of fees paid under the Interestholder Recordkeeper and Fund Accounting Agreement with respect to each Portfolio.

FORUM FINANCIAL GROUP

Each of Forum, the Adviser, FFS, FSS and FAcS are members of the Forum Financial Group of Companies. Each of these companies are affiliated through the common control by John Y. Keffer.

6.       DETERMINATION OF NET ASSET VALUE

The Trust and each Portfolio does not determine net asset value on the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize each Fund's and each Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from each Fund's and Portfolio's, as applicable, $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board and the Core Trust Board, respectively, will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a net asset value per share as determined by using available market quotations.

In determining the appropriate market value of portfolio investments, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

Each investor in a Portfolio including the Funds, may add to or reduce its investment in that Portfolio on each Fund Business day. The Portfolios maintain the same business days as do the Funds. As of the close of regular trading on any Fund Business Day, the value of a Fund's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of the Fund Business Day, are then effected. The Fund's percentage of the aggregate beneficial interests in the Portfolio are then recomputed as the percentage equal to the fraction (1) the numerator of which is the value of the Fund's investment in the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the Fund's investment in the Portfolio effected as of that time, and (2) the denominator of which is the aggregate net asset value of the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage determined is then applied to determine the value of the Fund's interest in the Portfolio as of the close of the next Fund Business Day.

7.       PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for each Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There usually are no brokerage commissions paid for any purchases. Since each Portfolio's inception, no brokerage fees were paid by any Portfolio. While Core Trust does not anticipate that the Portfolios will pay any amounts of commission, in the event a Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which a Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its respective affiliates. If, however, a Portfolio and other investment companies or accounts managed by the Adviser or Forum Advisors are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For each shareholder of record of the Trust, FSS, as the shareholder's agent, establishes an open account to which all shares purchased by the shareholder are credited, together with any distributions that are reinvested in additional shares.

Shares of each Fund are sold on a continuous basis by the distributor without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent, which are located at Two Portland Square, Portland, Maine 04101.

Investors who are not shareholders of record may nonetheless have the right to vote shares depending upon their arrangement with the financial institution that holds their shares.

Certain Participating Organizations (as defined in the Prospectus) may enter purchase orders with payment to follow.

BANKING LAW INFORMATION

Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and permit a bank or bank affiliate to serve as a Participating Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to serve them would be sought.

REDEMPTION-IN-KIND

Redemptions may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust has filed an election with the SEC pursuant to which a Fund will only consider effecting a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net asset value, whichever is less, during any 90-day period. Core Trust has filed a similar election.

PURCHASING SHARES OTHER THAN BY BANK WIRE

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares", the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

For individual and Uniform Gift/Transfer to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Monarch Funds" or to one or more owners of the account and endorsed to Monarch Funds. For corporation, partnership, trust, 401(k) plan and other non-individual type accounts, any check used to purchase shares of a Fund must be made payable to "Monarch Funds." No other payment by checks will be accepted, All purchases must be paid in U.S. dollars; checks must be drawn on U.S. depository institutions. Payment by traveler's checks is prohibited.

Redemption proceeds will not be paid unless any check (including a certified or cashier's check) used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of each class of the Funds to exchange their shares for shares of the same class of any other Fund of the Trust or shares of certain other portfolios of investment companies which retain FFS or its affiliates as investment advisor or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. Exchanges are subject to the fees charged by, and the restrictions listed in the Prospectus for, the Participating Fund into which a shareholder is exchanging, including minimum investment requirements. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By the use of the exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and is believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested only in another Participating Fund account for which the share registration is the same as the account from which the exchange is made.

If a shareholder exchanges into a Participating Fund that imposes a sales charge, that shareholder is required to pay the difference between the Fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by the applicable regulation.

CHECK WRITING

Because of the difficulty of determining in advance the exact value of a shareholder's Fund account, a shareholder may not use a redemption draft ("check") to close a Fund account. There are currently no charges for the check writing privilege, but a shareholder's Fund account will be charged a fee for stopping payment of a check upon a Shareholder's request or if a check cannot be honored because of insufficient funds or other valid reasons. All drafts are payable through Imperial Bank, an affiliate of the Funds' custodian and the checkwriting privilege is subject to such rules as Imperial Bank may from to time adopt.

9.       TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not, of course, involve governmental supervision of management or investment practices or policies. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on distributions and other distributions by the Funds and assumes that each Fund qualifies for treatment as a regulated investment company. Investors should consult their own counsel for further details and for the application of Federal, state and local tax laws to the investor's particular situation.

In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from distributions, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (3) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

Each Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends. Accordingly, it is expected that none of the Funds' distributions will qualify for the dividends-received deduction for corporations.

Distributions declared by a Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of the year declared if paid by the Fund during the following January.

10.      OTHER INFORMATION

CUSTODIAN


Pursuant to a Custodian Contract with Core Trust, Union Bank of California, N.A., 445 South Figueroa Street, 5th Floor, Los Angeles, California 90007, acts as the custodian of each Portfolio's assets. The custodian's responsibilities include safeguarding and controlling the Portfolios cash and securities and determining income payable on and collecting interest on Portfolio investments. Effective September 1, 1998, Core Trust pays the custodian a fee at an annual rate of 0.025% of the first $1.5 billion, 0.020% of the next $1.0 billion and 0.015% of the balance of the average daily net assets of the Portfolios combined. Prior to September 1, 1998, Core Trust paid the custodian a fee at an annual rate of 0.025% of each Portfolio's average daily net assets.


AUDITORS

KPMG LLP, independent auditors, acts as auditors for the Funds and as auditors for the Portfolios.

THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FFS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees.

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

SHAREHOLDINGS

As of December 10, 1998, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

Table 7 to Appendix C lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund.

MASTER FEEDER ARRANGEMENT

The Board may withdraw a Fund's assets from a Portfolio if it determines that to be in the best interests of the Fund. The inability of a Fund that withdrew its assets from its corresponding Portfolio to find a suitable investment adviser, in the event the Board decided not to permit the Adviser to manage the Fund's assets could have a significant impact on shareholders of the Fund. Each investor in a Portfolio, including the Funds, may be deemed to be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations.

11.      FINANCIAL STATEMENTS

The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, notes thereto and Financial Highlights of the Funds for the fiscal year ended August 31, 1998 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference. Also incorporated by reference into this SAI are the Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and notes thereto, of the Portfolios for the fiscal year ended August 31, 1998 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders).

             APPENDIX A - DESCRIPTION OF CERTAIN SECURITIES RATINGS


1.       CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW HILL COMPANIES ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

FITCH INVESTORS SERVICE, L.P. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

A Bonds are considered to be investment grade of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus and minus signs are used with a rating symbol to indicate the relative level of credit quality within the rating category. Plus and minus signs, however, are not used in the AAA category.

2.       COMMERCIAL PAPER

MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2; both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings, coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

S&P's two highest commercial paper ratings are A and B. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+.Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

                          APPENDIX B - PERFORMANCE DATA

For the seven day period ended August 31, 1998, the annualized yields of each of the classes of the Funds that were then operating were as follows:


                                                            7 Day                             30 Day
                                       7 Day Yield     Effective Yield    30 Day Yield    Effective Yield
                                       -----------     ---------------    ------------    ---------------

Treasury Cash Fund
     Institutional Shares                 5.04%             5.16%             5.00%            5.12%
     Investor Shares                      4.66%             4.77%             4.63%            4.73%

Government Cash Fund
     Universal Shares                     5.40%             5.55%             5.40%            5.54%
     Institutional Shares                 5.00%             5.13%             5.00%            5.12%

Cash Fund
     Universal Shares                     5.48%             5.63%             5.48%            5.62%
     Institutional Shares                 5.09%             5.22%             5.09%            5.21%
     Investor Shares                      4.83%             4.94%             4.83%            4.93%


For the periods ended August 31, 1998, the total return of each of the classes of the Funds were as follows:


                                    One Month              Three Months       Calendar Year to Date   One          Three Years
                                    ---------              ------------       ---------------------   ----         -----------
                                                                                                       Year
                                                                                                       ----
                              Cumulative  Annualized  Cumulative  Annualized  Cumulative  Annualized          Cumulative  Annualized

Treasury Cash Fund
     Institutional Shares        0.43        5.12        1.26        5.11        3.37        5.10      5.11     16.04        5.08
     Investor Shares             0.39        4.73        1.17        4.72        3.11        4.71      4.72      n/a         n/a

Government Cash Fund
     Universal Shares            0.46        5.54        1.38        5.58        3.70        5.62      5.63     17.65        5.57
     Institutional Shares        0.43        5.12        1.28        5.16        3.44        5.21      5.22     16.28        5.16

Cash Fund
     Universal Shares            0.47        5.62        1.39        5.62        3.72        5.64      5.65     17.56        5.54
     Institutional Shares        0.43        5.21        1.29        5.21        3.45        5.23      5.24     16.36        5.18
     Investor Shares             0.41        4.94        1.22        4.94        3.28        4.96      4.97     15.47        4.91


      Five Years           Since Inception
      ----------           ---------------


Cumulative  Annualized  Cumulative  Annualized


  25.97        4.73       26.44        4.67
   n/a         n/a        13.91        4.67


  28.98        5.22       32.48        4.93
  26.74        4.85       30.13        4.61


  28.89        5.20       32.14        4.96
  26.88        4.88       30.14        4.67
   n/a         n/a        16.77        4.95



Inception dates are listed in the Funds' annual report.

                        APPENDIX C- MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

Prior to January 1, 1998, the Portfolios paid advisory fees to Linden Asset Management, Inc., the Portfolios' prior investment adviser.

For the fiscal year ended August 31, 1998, the fees paid under the Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $44,687
Government Cash Portfolio                               $167,904
Cash Portfolio                                          $122,199

For the period ended January 1, 1998, the fees paid under the prior Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $11,048
Government Cash Portfolio                                $70,957
Cash Portfolio                                           $36,516

For the fiscal year ended August 31, 1997, the fees paid under the prior Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $19,083
Government Cash Portfolio                               $196,857
Cash Portfolio                                           $72,872

For the fiscal year ended August 31, 1996, the fees paid under the prior Investment Advisory Agreement with respect to each Portfolio were:

Treasury Cash Portfolio                                  $12,930
Government Cash Portfolio                               $156,552
Cash Portfolio                                           $38,083

TABLE 2 - ADMINISTRATION FEES

For the fiscal year ended August 31, 1998, the fees payable by the Funds under the Administration Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $50,255                $30,532              $19,723
Government Cash Fund                                  $312,844               $107,575             $205,269
Cash Fund                                             $203,477                $25,795             $177,682


For the fiscal year ended August 31, 1997, the fees payable by the Funds under the Administration Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $24,300                $24,300                   $0
Government Cash Fund                                  $252,810               $123,045             $129,765
Cash Fund                                              $89,942                 $2,893              $87,049

For the fiscal year ended August 31, 1996, the fees payable by the Funds under the Administration Agreement were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $19,198                 $9,307               $9,891
Government Cash Fund                                  $230,547               $104,558             $125,989
Cash Fund                                              $56,125                 $3,719              $52,406

For the fiscal year ended August 31, 1998, the fees payable by the Portfolios for administrative services were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $49,866                $33,171              $16,695
Government Cash Portfolio                             $313,973                     $0             $313,973
Cash Portfolio                                        $203,628                     $0             $203,628

For the fiscal year ended August 31, 1997, the fees payable by the Portfolios for administrative services were:


                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $24,287                $14,346               $9,941
Government Cash Portfolio                             $252,821                     $0             $252,821
Cash Portfolio                                         $92,652                 $7,621              $85,031

For the fiscal year ended August 31, 1996, the fees payable by the Portfolios for administrative services were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $19,902                $29,678               $1,506
Government Cash Portfolio                             $230,634                     $0             $230,634
Cash Portfolio                                         $56,113                $12,698              $43,415

TABLE 3 - INVESTOR CLASS DISTRIBUTION FEES

For the fiscal year ended August 31, 1998, the fees payable under the Investor Class Plan were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                    $114,707                   $126             $114,581
Government Cash Fund                                       n/a                    n/a                  n/a
Cash Fund                                             $350,059                     $0             $350,059

For the fiscal year ended August 31, 1997, the fees payable under the Investor Class Plan were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $28,718                     $0               28,718
Government Cash Fund                                       n/a                    n/a                  n/a
Cash Fund                                             $142,750                     $0             $142,750

For the fiscal year ended August 31, 1996, the fees payable under the Investor Class Plan were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                      $5,089                     $0               $5,089
Government Cash Fund                                      $340                     $8                 $332
Cash Fund                                              $37,340                    $36              $37,304

TABLE 4 - TRANSFER AGENT FEES

For the fiscal year ended August 31, 1998, the fees payable by the Funds under the Transfer Agency Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund
         Institutional Shares                         $119,247                $32,971              $86,276
         Investor Shares                              $101,975                   $101             $101,874
Government Cash Fund
         Universal Shares                             $144,599                $61,758              $82,841
         Institutional Shares                         $815,003                     $0             $815,003
Cash Fund
         Universal Shares                              $34,429                $31,621               $2,808
         Institutional Shares                         $441,229                     $0             $441,229
         Investor Shares                              $289,208                     $0             $289,208

For the fiscal year ended August 31, 1997, the fees payable by the Funds under the Transfer Agency Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund
         Institutional Shares                          $32,593                $22,400              $10,193
         Investor Shares                               $84,369                     $2              $84,367
Government Cash Fund
         Universal Shares                             $145,679                $89,267              $56,412
         Institutional Shares                         $536,252                     $0             $536,252
Cash Fund
         Universal Shares                              $11,015                 $7,247               $3,768
         Institutional Shares                         $123,240                     $7             $123,233
         Investor Shares                              $244,861                     $0             $244,861

For the fiscal year ended August 31, 1996, the fees payable by the Funds under the Transfer Agency Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund
         Institutional Shares                          $82,722                     $0              $82,722
         Investor Shares                               $12,110                     $0              $12,110
Government Cash Fund
         Universal Shares                             $127,832                     $0             $127,832
         Institutional Shares                         $518,144                     $0             $158,144
         Investor Shares                                $3,758                     $0               $3,758
Cash Fund
         Universal Shares                              $11,705                     $0              $11,705
         Institutional Shares                         $191,176                     $0             $191,176
         Investor Shares                               $39,450                     $0              $39,450

TABLE 5 - SHAREHOLDER SERVICE FEES

INSTITUTIONAL SHARES

For the fiscal year ended August 31, 1998, the shareholder service fees payable to Forum with respect to Institutional Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $99,026                $50,048              $48,978
Government Cash Fund                                  $726,580                $48,347             $678,233
Cash Fund                                             $396,602                $78,293             $318,309

For the fiscal year ended August 31, 1997, the shareholder service fees payable to Forum under the Shareholder Service Agreement with respect to Institutional
Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $17,231                $22,277               $5,046
Government Cash Fund                                  $389,295                     $0             $389,295
Cash Fund                                              $85,650                $29,315              $56,335

For the fiscal year ended August 31, 1996, the shareholder service fees payable to Forum under the Shareholder Service Agreement with respect to Institutional
Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $54,540                $24,768              $29,772
Government Cash Fund                                  $378,006                     $0             $378,006
Cash Fund                                             $136,336                $14,708             $121,628

INVESTOR SHARES

For the fiscal year ended August 31, 1998, the shareholder service fees payable to Forum with respect to Investor Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $83,999                $26,709              $57,290
Cash Fund                                             $256,286                $43,447             $212,839

For the fiscal year ended August 31, 1997, the shareholder service fees payable to Forum with respect to Investor Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                     $55,668                 $2,875              $52,793
Cash Fund                                             $175,845                $10,704             $165,141

For the fiscal year ended August 31, 1996, the shareholder service fees payable to Forum with respect to Investor Shares were as follows.

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Fund                                      $3,053                   $510               $2,543
Government Cash Fund                                      $204                     $5                 $199
Cash Fund                                              $22,404                 $3,752              $18,652

TABLE 6 - FUND ACCOUNTING FEES

For the fiscal year ended August 31, 1998, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $48,000                     $0              $48,000
Government Cash Portfolio                              $48,000                     $0              $48,000
Cash Portfolio                                         $48,000                     $0              $48,000


For the fiscal year ended August 31, 1997, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $24,279                     $0              $24,279
Government Cash Portfolio                              $48,000                     $0              $48,000
Cash Portfolio                                         $48,000                     $0              $48,000

For the fiscal year ended August 31, 1996, the fees payable by the Portfolios under the Portfolio and Unitholder Accounting Agreement were:

                                                     Accrued Fee            Fee Waived            Fee Paid
Treasury Cash Portfolio                                $28,518                 $2,259              $26,259
Government Cash Portfolio                              $42,000                     $0              $42,000
Cash Portfolio                                         $42,000                 $2,259              $39,741

TABLE 7 - 5% SHAREHOLDERS

As of December 10, 1998, the shareholders listed below owned of record 5% or more of the outstanding shares of each class of shares of the Trust. Shareholders beneficially owning 25% or more of the shares of a class, of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

As of the same date, no shareholder beneficially owned more than 25% of the outstanding shares of the Trust as a whole.

Holders of record only are noted as such.

                                                                                             Percentage
         TREASURY CASH FUND                                          Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned

         State of California
         Dept. of Health Services
         Sacramento, CA 92434                                            48.36                  26.11

         Imperial Trust Company (recordholder)
         Los Angeles, CA 90012                                           34.31                  18.52

         Antrim Design Systems Inc.
         Scotts Valley, CA 95066                                         5.62                   3.03

                                                                                             Percentage
         TREASURY CASH FUND                                          Percentage of             of Fund
         Investor Shares Shareholders                                Shares Owned           Shares Owned

         Imperial Bank (recordholder)
         Inglewood, CA 90301                                             88.57                  40.75

                                                                                             Percentage
         GOVERNMENT CASH FUND                                        Percentage of             of Fund
         Universal Shares Shareholders                               Shares Owned           Shares Owned

         J&J Properties
         Inglewood, CA 90301                                             10.42                  4.15

         Los Angeles Lakers
         Inglewood, CA 90306                                             9.85                   3.92

         County of Alameda
         Oakland, CA 94612                                               8.13                   3.24

         Life Bank
         Riverside, CA 92505                                             5.96                   2.37

         Visions Federal Credit Union
         Endicott, NY 13760                                              5.65                   2.25

         Imperial Bancorp
         Inglewood, CA 90301                                             5.19                   2.07

         PFF Bank & Trust
         Pomona, CA 91767                                                5.15                   2.05

         First Fidelity Thrift & Loan
         Irvine, CA 92614                                                5.07                   2.02

                                                                                             Percentage
         GOVERNMENT CASH FUND                                        Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned

         Imperial Trust Company (recordholder)
         Los Angeles, CA 90012                                           12.76                  7.67

         Nations Holding Group
         Los Angeles, CA 90020                                           11.12                  6.69

         Fidelity National Title Insurance Co.
         Santa Barbara, CA 93105                                         8.97                   5.40

         International Family Entertainment Inc.
         Los Angeles, CA 90024                                           8.62                   5.18

         Legato Systems Inc.
         Palo Alto, CA 94304                                             8.44                   5.08

         Mother Lode Holding Co.
         Auburn, CA 95603                                                5.38                   3.24

         United Title Companies DC
         Lakewood, CO 80215                                              5.38                   3.24

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Universal Shares Shareholders                               Shares Owned           Shares Owned

         Imperial Asset Management Inc. (recordholder)
         Inglewood, CA 90301                                             33.51                  4.68

         Imperial Bank
         Los Angeles, CA 90009                                           33.37                  4.66

         Coastcast Corporation
         Rancho Dominguez, CA 90221                                      31.15                  4.35

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Institutional Shares Shareholders                           Shares Owned           Shares Owned

         Imperial Trust Company (recordholder)
         Los Angeles, CA 90012                                           39.80                  18.76

         Tegal Corporation
         Petaluma, CA 94955                                              6.84                   3.22

                                                                                             Percentage
         CASH FUND                                                   Percentage of             of Fund
         Investor Shares Shareholders                                Shares Owned           Shares Owned

         Imperial Bank (recordholder)
         Inglewood, CA 90301                                             98.03                 38.13
